UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2013

Global Arena Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49819	33-0931599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

708 Third Avenue

New York, NY 10017

(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 508-4700

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 7, 2013, Global Arena Holding, Inc. and Courtney Smith signed a purchase agreement.  Global Arena Holding, Inc. is selling 100% of the one hundred (100) member interests in Global Arena Trading Advisors LLC at $5.00 per member interest, for a total of $500.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10

Global Arena Trading Advisors LLC Purchase Agreement, Dated March 7,

                         2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Arena Holding, Inc.

Dated: March 19, 2013

/s/Joshua Winkler

Joshua Winkler

Chief Executive Officer

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